 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 23, 2026
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On September 23, 2026, Open Text Corporation (“OpenText” or the “Company”) issued a press release that the Company has commenced, subject to market and customary conditions, a proposed offering (the “Notes Offering”) of senior secured notes of one or more series (collectively, the “Notes”) pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is filed as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference into this Item 8.01.
The Company also issued a press release announcing the commencement of a tender offer (the “Tender Offer”) of its outstanding 3.875% Senior Notes due 2028 (the “2028 Notes”), up to an aggregate principal amount of the 2028 Notes that will not exceed $450 million (subject to increase or decrease by the Company). A copy of the press release is filed as Exhibit 99.2 hereto, and the information contained in Exhibit 99.2 is incorporated herein by reference into this Item 8.01.
This filing shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in the proposed Notes Offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration, qualification or exemption under the securities laws of any such jurisdiction.
This filing shall not constitute an offer to purchase the 2028 Notes in the Tender Offer, which is only made pursuant to the Offer to Purchase dated September 23, 2026 (the “Offer to Purchase”), which is subject to the conditions including a financing condition, described therein. Holders of the 2028 Notes should refer to the Offer to Purchase, available from Global Bondholder Services Corporation, the tender and information agent for the Tender Offer and such related Company press release.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 23, 2026.
99.2	Press Release, dated September 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 23, 2026	By:	/s/ Michael F. Acedo
Michael F. Acedo EVP, Chief Legal Officer & Corporate Secretary